Restricted Cash	12 Months Ended
Dec. 31, 2017
Restricted Cash [Abstract]
RESTRICTED CASH

Note 3 – RESTRICTED CASH

Restricted cash, current

Restricted cash, current represents the bank deposits used to pledge the bank acceptance notes and letters of credit issued by the Company.

The cash is restricted for use over the terms of the bank acceptance notes and was used directly to settle the liabilities when the bank acceptance notes or letters of credit became due.

As of December 31, 2017 and 2016, the Company had notes payable of $1,377,106 and $1,414,232, respectively.

The notes payable issued during the year ended December 31, 2017 were secured by the land use right and real property of Qingdao Saike Environmental Technology Co., Ltd., a related party, and real property of Rongfeng Cui, Principal shareholder, Chairman of the Board and CEO of the Company, and Yanjuan Wang, CEO’s wife, and guaranteed by Rongfeng Cui. The notes payable issued during the year ended December 31, 2016 were secured by the land use right and real property of Qingdao Saike Environmental Technology Co., Ltd.

As of December 31, 2017 and 2016, the Company had non-cancellable letters of credit outstanding in the amount of $97,200, and $0, respectively.

Restricted cash, non-current

In connection with its initial public offering, the Company agreed to deposit $500,000 in a non-interest bearing escrow account to satisfy the potential indemnification obligations for two years following September 25, 2017, which is presented as restricted cash, non-current. Also see Note 10.